Exhibit 3.2

NOTICE OF ARTICLES BC Benefit Company - Business Corporations Act

Charlotte'S Web Holdings, Inc.

Incorporation Number:	BC1164820	CERTIFIED COPY
Issued Date and Time:	November 10, 2021 at 12:00 am Pacific time	of a document filed with the
Province of British Columbia
Recognition Date and Time:	May 18, 2018 at 3:31 am Pacific time	Registrar of Companies

CAROL PREST

NOTICE OF ARTICLES

BC Benefit Company Statement

This company is a benefit company and, as such, has purposes that include conducting its business in a responsible and sustainable manner and promoting one or more public benefits.

Name of Company: CHARLOTTE'S WEB HOLDINGS, INC.

Registered Office Information

Mailing Address	Delivery Address

2800 Park Place	2800 Park Place
666 Burrard Street	666 Burrard Street
Vancouver BC V6C 2Z7	Vancouver BC V6C 2Z7
Canada	Canada

Records Office Information

Mailing Address	Delivery Address

2800 Park Place	2800 Park Place
666 Burrard Street	666 Burrard Street
Vancouver BC V6C 2Z7	Vancouver BC V6C 2Z7
Canada	Canada

Director Information

Birch, Jean	Mailing Address	Delivery Address

	1801 California Street Suite 4800	1801 California Street Suite 4800
	Denver CO 80202	Denver CO 80202
	United States	United States

Filing #58021 | Incorporation #BC1164820 | Page 1 of 3

NOTICE OF ARTICLES BC Benefit Company - Business Corporations Act

Charlotte'S Web Holdings, Inc.

Elsner, Adrienne	Mailing Address	Delivery Address
	1801 California Street Suite 4800	1801 California Street Suite 4800
	Denver CO 80202	Denver CO 80202
	United States	United States

Held, John	Mailing Address	Delivery Address
	1801 California Street Suite 4800	1801 California Street Suite 4800
	Denver CO 80202	Denver CO 80202
	United States	United States

Saunders, Timothy	Mailing Address	Delivery Address
	1801 California Street Suite 4800	1801 California Street Suite 4800
	Denver CO 80202	Denver CO 80202
	United States	United States

Tortoroli, Jacques	Mailing Address	Delivery Address
	1801 California Street Suite 4800	1801 California Street Suite 4800
	Denver CO 80202	Denver CO 80202
	United States	United States

Vogt, Susan	Mailing Address	Delivery Address
	1801 California Street Suite 4800	1801 California Street Suite 4800
	Denver CO 80202	Denver CO 80202
	United States	United States

Resolution or Court Order Dates

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

• August 29, 2018

• August 20, 2019

• August 29, 2018

• August 20, 2019

Filing #58021 | Incorporation #BC1164820 | Page 2 of 3

NOTICE OF ARTICLES BC Benefit Company - Business Corporations Act

Charlotte'S Web Holdings, Inc.

Authorized Share Structure

Name of Share Class or Series	Max. Number of	Par Value	Currency	Special Rights or
	Shares			Restrictions

COMMON	No Maximum	No Par Value		Yes

PREFERRED	No Maximum	No Par Value		Yes

PROPORTIONATE VOTING	No Maximum	No Par Value		Yes

Filing #58021 | Incorporation #BC1164820 | Page 3 of 3